70 Maxess Road   Melville, NY 11747
631-396-5000   Fax: 631-396-3016

FOR IMMEDIATE RELEASE

Nu Horizons Electronics Corp. and Subsidiary Named as Defendants
in Vitesse-related Shareholder Action

Melville, NY - October 11, 2007 - Nu Horizons Electronics Corp. (Nasdaq:NUHC) announced today that both Nu Horizons and its wholly-owned subsidiary Titan Supply Chain Services Corp. (“Titan”) were named as co-defendants in a shareholder class action commenced against Vitesse Semiconductor Corp., Nu Horizons, Titan and others by a group of Vitesse shareholders. The action, filed in the United States District Court in the Central District of California, alleges that Nu Horizons and Titan violated Securities Exchange Act Section 10(b) and Rule 10b-5 by participating in a scheme to artificially inflate Vitesse Semiconductor Corp.’s sales from January 2003 to April 2006. Nu Horizons and Titan believe that the plaintiffs’ claims are without merit and intend to defend the matter vigorously.

About Nu Horizons Electronics Corp.

Nu Horizons Electronics Corp. is a leading global distributor of advanced technology semiconductor, display, illumination and system solutions to a wide variety of commercial original equipment manufacturers (OEMs) and Electronic Manufacturing Services providers (EMS). With sales facilities in 51 locations across North America, Europe and Asia and regional logistics centers throughout the globe, Nu Horizons partners with a limited number of best-in-class suppliers to provide in-depth product development, custom logistics and life-cycle support to its customers. Information on Nu Horizons and its services is available at http://www.nuhorizons.com

Cautionary Statement Regarding Forward-Looking Statements

Except for historical information contained herein, the matters set forth in this news release are forward looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Nu Horizons or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Nu Horizons’ management, as well as assumptions made by and information currently available to its management. Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ from those in the forward looking-statements. Potential risks and uncertainties include such factors as the level of business and consumer spending for electronic products, the amount of sales of the Company’s products, the competitive environment within the electronics industry, the ability of the Company to continue to expand its operations, the level of costs incurred in connection with the Company’s expansion efforts, the financial strength of the Company’s customers and suppliers, risks arising from potential material weaknesses in the Company’s control environment, potential adverse effects to the Company's financial condition, results of operations or prospects as a result of the restatement of some or all of the prior period financial statements, risks associated with the Company’s inability to satisfy covenants under its credit facility or to obtain waivers of compliance with those covenants or waivers of defaults under its debt agreements, potential adverse effects if the Company is required to recognize other adverse tax- or accounting-related developments, risks relating to litigation or regulatory inquiries associated with the restatement of prior period financial statements or other related matters and risks related to the class action litigation. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. Such statements reflect the Company's current view with respect to the future and are subject to these and other risks, uncertainties and assumptions relating to Nu Horizons’ financial condition, results of operations, growth strategy and liquidity. The Company does not undertake any obligation to update its forward-looking statements.

Company Contact:
Kurt Freudenberg, Chief Financial Officer
Nu Horizons Electronics Corp.
kurt.freudenberg@nuhorizons.com
631-396-5000

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